                                                                      Exhibit 99

SANDY
SPRING
BANCORP

                                                                    NEWS RELEASE


FOR IMMEDIATE RELEASE

                          SANDY SPRING BANCORP REPORTS
                    22% INCREASE IN SECOND QUARTER NET INCOME
               AND AGREES TO ACQUIRE WEST FINANCIAL SERVICES, INC.

OLNEY, MARYLAND, July 19, 2005 -- Sandy Spring Bancorp, Inc., (Nasdaq-SASR) the parent company of Sandy Spring Bank, today announced net income for the second quarter of 2005 of $7.8 million ($.53 per diluted share) compared to $6.4 million ($.43 per diluted share) for the second quarter of 2004, a 22% increase. Net income for the six-month period ending June 30, 2005 totaled $15.7 million ($1.06 per diluted share) compared to $13.7 million ($.93 per diluted share) for the prior year period, a 14% increase.

Sandy Spring Bancorp also announced it has reached an agreement to acquire West Financial Services, Inc., an asset management and financial planning company located in McLean, Virginia. The company was founded in 1982, and currently has over $550 million in assets under management.

"It is rewarding to see our company producing improved net income and returns on equity and assets," said Hunter R. Hollar, President & Chief Executive Officer of Sandy Spring Bancorp. "We intend to continue to emphasize our commitment to managing each client interaction to produce a consistently satisfying set of rewarding experiences. That should further drive our trends back into the high-performance league as we move through the balance of the year."

"One of our goals has been to diversify our sources of noninterest income," said Hollar. "West Financial Services' expertise and outstanding reputation will enhance our investment capabilities. This opportunity allows us to broaden our market as well as expand the depth of investment resources and types of solutions we can offer our clients." The transaction is expected to be completed by October 31, 2005, pending regulatory approval. The company declined to disclose the terms of the acquisition.

 "Approximately 20% of our client base is located in Maryland and this opportunity to couple our mission of excellence with Sandy Spring Bank's exceptional reputation and service will allow us to aggressively compete in this market segment," said Ronald L. West, President and Founder.

The company will continue to operate under the name West Financial Services, Inc. and Ronald L. West, President and Founder, will continue to lead the company as Chief Executive Officer. West has been selected as one of the "BEST FINANCIAL ADVISORS IN WASHINGTON D.C." by Washingtonian Magazine. The majority of West Financial Services' 18-person employee base are CERTIFIED FINANCIAL PLANNER(TM) Professionals; Chartered Financial Analyst(R) Charterholders (CFA(R)); Certified Employee Benefit Specialists (CEBS); and Certified Public Accountants (CPA).

Certified Financial Planner Board of Standards Inc. owns the certification marks CFP(R), CERTIFIED FINANCIAL PLANNER(TM) and CFP (with flame logo)(R) in the U.S., which it awards to individuals who successfully complete CFP Board's initial and ongoing certification requirements.

Sandy Spring Bancorp's return on average stockholders' equity was 15.63% for the second quarter of 2005, compared to 13.07% for the same period in the prior year. Return on average assets for the second quarter of 2005 was 1.36%, compared to 1.08% for the second quarter of 2004.

For the first six months of 2005, return on average stockholders' equity was 15.91% compared to 14.03% for the first six months of 2004. Return on average assets for the first six months of 2005 was 1.37% compared to 1.17% for the first six months of 2004.

Comparing June 30, 2005 balances to June 30, 2004, total assets declined 3% to $2.3 billion due mainly to the balance sheet restructuring completed at the end of 2004. Total deposits increased 6% to $1.8 billion, while total loans and leases increased 20% to $1.5 billion compared to the prior year. During the same period, stockholders' equity increased 4% to $203 million or 8.7% of total assets.

Due to continued growth in the loan portfolio, the provision for loan and lease losses totaled $.9 million for the second quarter of 2005 compared to no provision in the second quarter of 2004. The provision for loan and lease losses totaled $1.0 million for the first six months of 2005 compared to no provision in the same period in 2004. The allowance for loan and lease losses represented 1.03% of outstanding loans at June 30, 2005.

The Company's management will host a conference call to discuss its second quarter results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations' section of the Sandy Spring Web site at www.sandyspringbank.com.

DETAILED REVIEW OF FINANCIAL RESULTS
Comparing the second quarter of 2005 and 2004, net interest income increased by $3.8 million, or 21%, due primarily to an improved net interest margin. The net interest margin increased to 4.39% in 2005 from 3.56% in 2004 due primarily to increased loan volume and active management of deposit rates together with the early payoff of FHLB advances in the fourth quarter of 2004.

Noninterest income increased $.8 million or 9% in the second quarter of 2005 as compared to 2004. On a non-GAAP basis, noninterest income, excluding the effect of securities gains of $.8 million in 2005 and $.1 million in 2004, increased $.1 million or 1%. This increase was due primarily to an increase of 19% in Insurance agency commissions over 2004 due in part to the acquisition of the Wolfe & Reichelt Insurance Agency in December 2004. In addition, Visa(R) check fees increased 11% reflecting a growing volume of electronic checking transactions. These increases were somewhat offset by a 14% decline in gains on sales of mortgage loans due to lower refinancing volumes.

Noninterest expenses were $19.2 million in the second quarter of 2005 compared to $18.1 million in 2004, an increase of $1.1 million or 6%. This increase primarily resulted from increases in salaries and benefits due largely to higher incentive compensation and benefits expense and increased occupancy expenses, due mainly to the opening of the Bank's Columbia Center office facility in the second quarter of 2004 and new branches opened in 2005. These increases were partially offset by a 16% decrease in marketing costs due mainly to advertising initiatives conducted in 2004 that were not continued in 2005. Other noninterest expenses also declined 6% due largely to declines in legal and consulting fees.

Comparing the first six months of 2005 and 2004, net interest income increased by $6.4 million or 18%, due primarily to increased loan volume and the early payoff of FHLB advances mentioned above which resulted in an increase in the net interest margin to 4.39% for the first six months of 2005 compared to 3.68% for the same period in 2004.

Noninterest income was $16.9 million for the six months ended June 30, 2005 versus $15.9 million for the same period in 2004, an increase of $1.0 million or 6%. On a non-GAAP basis, noninterest income, excluding the effect of securities gains of $.8 million in 2005 and $.3 million in 2004, increased $.5 million or 3%. This increase was due primarily to increases of 41% in insurance agency commissions and 13% in Visa(R) check fees. These increases were largely offset by a decrease of 10% in gains on sales of mortgage loans and a decline of 16% in fees on the sale of investment products.

Noninterest expenses were $37.6 million for the first six months of 2005 compared to $34.8 million for the same period in 2004, an 8% increase. This increase was due mainly to the same expense growth factors mentioned above.

ABOUT SANDY SPRING BANCORP/SANDY SPRING BANK

With $2.3 billion in assets, Sandy Spring Bancorp is the holding company for Sandy Spring Bank and its principal subsidiaries, Sandy Spring Insurance Corporation and The Equipment Leasing Company. Sandy Spring Bancorp is the third largest publicly traded banking company headquartered in Maryland. Sandy Spring is a community banking organization that focuses its lending and other services on businesses and consumers in the local market area. Independent and community-oriented, Sandy Spring Bank was founded in 1868 and offers a broad range of commercial banking, retail banking and trust services through 31 community offices and 46 ATMs located in Anne Arundel, Carroll, Frederick, Howard, Montgomery, and Prince George's counties in Maryland. Visit www.sandyspringbank.com for more information.

For additional information or questions, please contact:
         Hunter R. Hollar, President & Chief Executive Officer, or Philip J. Mantua, Executive V.P. & Chief Financial Officer Sandy Spring Bancorp
         17801 Georgia Avenue
         Olney, Maryland 20832
         1-800-399-5919
         E-mail:  HHollar@sandyspringbank.com
                  PMantua@sandyspringbank.com
         Web site: www.sandyspringbank.com

FORWARD-LOOKING STATEMENTS: Sandy Spring Bancorp makes forward-looking statements in this News Release that are subject to risks and uncertainties. These forward-looking statements include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan and lease losses; assessments of market risk; and statements of the ability to achieve financial and other goals. These forward-looking statements are subject to significant uncertainties because they are based upon or are affected by: management's estimates and projections of future interest rates, market behavior, and other economic conditions; future laws and regulations; and a variety of other matters which, by their nature, are subject to significant uncertainties. Because of these uncertainties, Sandy Spring Bancorp's actual future results may differ materially from those indicated. In addition, the Company's past results of operations do not necessarily indicate its future results.

Sandy Spring Bancorp, Inc. and Subsidiaries
FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)

                                                 Three Months Ended                             Six Months Ended
                                                      June 30,                                      June 30,
                                            ------------------------------      %        ------------------------------      %
                                                 2005           2004          Change          2005           2004         Change
-----------------------------------------------------------------------------------------------------------------------  ----------
PROFITABILITY FOR THE PERIOD:
  Net interest income                              $21,527        $17,769           21          $42,727        $36,308          18
  Provision for loan and lease losses                  900              -          N/A            1,000              -         N/A
  Noninterest income                                 9,053          8,279            9           16,893         15,869           6
  Noninterest expenses                              19,153         18,100            6           37,590         34,814           8
  Income before income taxes                        10,527          7,948           32           21,030         17,363          21
  Net income                                         7,797          6,393           22          $15,653        $13,694          14

    Return on average assets                         1.36%          1.08%                         1.37%          1.17%
    Return on average equity                        15.63%         13.07%                        15.91%         14.03%
    Net interest margin                              4.39%          3.56%                         4.39%          3.68%
    Efficiency ratio - GAAP based *                 62.63%         69.49%                        63.05%         66.72%
    Efficiency ratio - traditional *                59.16%         63.22%                        58.77%         60.73%

PER SHARE DATA:
  Basic net income                                   $0.53          $0.44           20            $1.07          $0.95          13
  Diluted net income                                  0.53           0.43           23             1.06           0.93          14
  Dividends declared                                  0.21           0.19           11             0.41           0.38           8
  Book value                                         13.91          13.51            3            13.91          13.51           3
  Tangible book value                                12.72          12.26            4            12.72          12.26           4
  Average fully diluted shares                  14,719,742     14,726,117                    14,740,323     14,727,920

AT PERIOD-END:
  Assets                                        $2,348,305     $2,424,199           (3)      $2,348,305     $2,424,199          (3)
  Deposits                                       1,781,622      1,681,552            6        1,781,622      1,681,552           6
  Loans and leases                               1,517,780      1,267,346           20        1,517,780      1,267,346          20
  Securities                                       577,905        912,208          (37)         577,905        912,208         (37)
  Stockholders' equity                             203,294        196,090            4          203,294        196,090           4

CAPITAL AND CREDIT QUALITY RATIOS:
  Average equity to average assets                   8.67%          8.25%                         8.62%          8.32%
  Allowance for loan and lease losses
    to loans and leases                              1.03%          1.16%                         1.03%          1.16%
  Nonperforming assets to total assets               0.15%          0.12%                         0.15%          0.12%
  Annualized net (charge-offs) recoveries
    to average loans and leases                      0.01%         -0.04%                         0.00%         -0.02%

* The GAAP based efficiency ratio is noninterest expenses divided by net interest income plus noninterest income from the Consolidated Statements of Income. The traditional, non-GAAP efficiency ratio excludes intangible asset amortization from noninterest expenses; excludes income from an early termination of a sublease in 2003 and securities gains from noninterest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Certain reclassifications of information previously reported have been made to conform with current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
RECONCILIATION OF GAAP-BASED AND TRADITIONAL EFFICIENCY RATIOS
(In thousands, except per share data)

                                                                   Three Months Ended                      Six Months Ended
                                                                        June 30,                               June 30,
                                                    -------------------------------------------   --------------------------------
                                                           2005                   2004                 2005             2004
                                                    --------------------   --------------------   ---------------  ---------------
Noninterest expenses-GAAP based                                 $19,153                $18,100           $37,590          $34,814
Net interest income plus noninterest income-
  GAAP based                                                     30,580                 26,048            59,620           52,177

Efficiency ratio-GAAP based                                      62.63%                 69.49%            63.05%           66.72%
                                                    ====================   ====================   ===============  ===============

Noninterest expenses-GAAP based                                 $19,153                $18,100           $37,590          $34,814
  Less non-GAAP adjustment:
    Amortization of intangible assets                               505                    487             1,001              973
                                                    --------------------   --------------------   ---------------  ---------------
      Noninterest expenses-traditional ratio                     18,648                 17,613            36,589           33,841

Net interest income plus noninterest income-
  GAAP based                                                     30,580                 26,048            59,620           52,177
    Plus non-GAAP adjustment:
      Tax-equivalency                                             1,766                  1,919             3,475            3,884
    Less non-GAAP adjustments:
      Securities gains                                              825                    109               840              337
      Income from an early termination of
        a sublease                                                    0                      0                 0                0
                                                    --------------------   --------------------   ---------------  ---------------
          Net interest income plus noninterest
            income - traditional ratio                           31,521                 27,858            62,255           55,724

Efficiency ratio - traditional                                   59.16%                 63.22%            58.77%           60.73%
                                                    ====================   ====================   ===============  ===============

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share data)

                                                                                 June 30,                       December 31,
                                                                 ------------------------------------------  --------------------
                                                                        2005                  2004                  2004
-----------------------------------------------------------------------------------------------------------  --------------------
ASSETS
  Cash and due from banks                                                    $54,258               $41,399               $43,728
  Federal funds sold                                                          33,934                67,754                 5,467
  Interest-bearing deposits with banks                                         9,120                   736                   610
  Residential mortgage loans held for sale                                    20,052                12,988                16,211
  Investments available-for-sale (at fair value)                             262,792               569,908               346,903
  Investments held-to-maturity - fair value of $311,636,
    $322,896, and $312,661, respectively                                     302,362               322,448               305,293
  Other equity securities                                                     12,751                19,852                13,912

  Total loans and leases                                                   1,517,780             1,267,346             1,445,525
    Less:  allowance for loan and lease losses                               (15,673)              (14,743)              (14,654)
                                                                 --------------------  --------------------  --------------------
      Net loans and leases                                                 1,502,107             1,252,603             1,430,871

  Premises and equipment, net                                                 45,678                40,498                42,054
  Accrued interest receivable                                                 11,770                13,025                11,674
  Goodwill                                                                     8,554                 7,642                 7,335
  Other intangible assets, net                                                 8,865                10,473                 9,866
  Other assets                                                                76,062                64,873                75,419
                                                                 --------------------  --------------------  --------------------
        Total assets                                                      $2,348,305            $2,424,199            $2,309,343
                                                                 ====================  ====================  ====================

LIABILITIES
  Noninterest-bearing deposits                                              $467,630              $417,400              $423,868
  Interest-bearing deposits                                                1,313,992             1,264,152             1,308,633
                                                                 --------------------  --------------------  --------------------
      Total deposits                                                       1,781,622             1,681,552             1,732,501

  Short-term borrowings                                                      279,424               384,436               231,927
  Subordinated debentures                                                     35,000                35,000                35,000
  Other long-term borrowings                                                  29,333               114,883                94,608
  Accrued interest payable and other liabilities                              19,632                12,238                20,224
                                                                 --------------------  --------------------  --------------------
        Total liabilities                                                  2,145,011             2,228,109             2,114,260

STOCKHOLDERS' EQUITY
  Common stock -- par value $1.00; shares authorized
    50,000,000; shares issued and outstanding 14,614,739
    14,517,640 and 14,628,511, respectively                                   14,615                14,518                14,629
  Additional paid in capital                                                  20,815                19,511                21,522
  Retained earnings                                                          165,970               161,459               156,315
  Accumulated other comprehensive income                                       1,894                   602                 2,617
                                                                 --------------------  --------------------  --------------------
        Total stockholders' equity                                           203,294               196,090               195,083
                                                                 --------------------  --------------------  --------------------
        Total liabilities and stockholders' equity                        $2,348,305            $2,424,199            $2,309,343
                                                                 ====================  ====================  ====================

Certain reclassifications of information previously reported have been made to conform with current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except per share data)

                                                                   Three Months Ended                      Six Months Ended
                                                                        June 30,                               June 30,
                                                    ------------------------------------------    -------------------------------
                                                           2005                   2004                2005             2004
                                                    --------------------   -------------------    --------------   --------------
Interest income:
  Interest and fees on loans and leases                         $22,411               $16,826           $43,452          $33,195
  Interest on loans held for sale                                   223                   212               390              350
  Interest on deposits with banks                                    22                     2                26                5
  Interest and dividends on securities:
    Taxable                                                       2,957                 5,509             6,285           12,065
    Exempt from federal income taxes                              3,415                 3,515             7,009            7,102
  Interest on federal funds sold                                    204                    88               257              147
                                                    --------------------   -------------------    --------------   --------------
      Total interest income                                      29,232                26,152            57,419           52,864
Interest expense:
  Interest on deposits                                            4,855                 2,994             9,043            5,724
  Interest on short-term borrowings                               2,099                 3,699             4,117            7,450
  Interest on long-term borrowings                                  751                 1,690             1,532            3,382
                                                    --------------------   -------------------    --------------   --------------
      Total interest expense                                      7,705                 8,383            14,692           16,556
                                                    --------------------   -------------------    --------------   --------------
        Net interest income                                      21,527                17,769            42,727           36,308
Provision for loan and lease losses                                 900                     0             1,000                0
                                                    --------------------   -------------------    --------------   --------------
        Net interest income after provision
          for loan and lease losses                              20,627                17,769            41,727           36,308

Noninterest income:
  Securities gains (losses)                                         825                   109               840              337
  Service charges on deposit accounts                             1,984                 1,881             3,655            3,749
  Gains on sales of mortgage loans                                  889                 1,028             1,620            1,797
  Fees on sales of investment products                              640                   666             1,085            1,295
  Trust department income                                           944                   984             1,816            1,738
  Insurance agency commissions                                    1,224                 1,030             3,035            2,151
  Income from bank owned life insurance                             559                   558             1,114            1,132
  Visa Check Fees                                                   550                   497             1,041              921
  Other income                                                    1,438                 1,526             2,687            2,749
                                                    --------------------   -------------------    --------------   --------------
        Total noninterest income                                  9,053                 8,279            16,893           15,869
Noninterest expenses:
  Salaries and employee benefits                                 11,454                10,230            22,743           20,107
  Occupancy expense of premises                                   1,964                 1,815             3,888            3,443
  Equipment expenses                                              1,294                 1,324             2,616            2,514
  Marketing                                                         406                   482               694              995
  Outside data services                                             701                   766             1,441            1,487
  Amortization of intangible assets                                 505                   487             1,001              973
  Other expenses                                                  2,829                 2,996             5,207            5,295
                                                    --------------------   -------------------    --------------   --------------
        Total noninterest expenses                               19,153                18,100            37,590           34,814
                                                    --------------------   -------------------    --------------   --------------
Income before income taxes                                       10,527                 7,948            21,030           17,363
Income tax expense                                                2,730                 1,555             5,377            3,669
                                                    --------------------   -------------------    --------------   --------------
          Net income                                             $7,797                $6,393           $15,653          $13,694
                                                    ====================   ===================    ==============   ==============
Basic net income per share                                        $0.53                 $0.44             $1.07            $0.95
Diluted net income per share                                       0.53                  0.43              1.06             0.93
Dividends declared per share                                       0.21                  0.19              0.41             0.38

Certain reclassifications of information previously reported have been made to conform with current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS IN QUARTERLY FINANCIAL DATA

                                                             2005                                      2004
                                               ----------------------------  ------------------------------------------------------
(Dollars in thousands, except per share data)             Q2            Q1            Q4            Q3            Q2            Q1
-----------------------------------------------------------------------------------------------------------------------------------
PROFITABILITY FOR THE QUARTER:
Tax-equivalent interest income                       $30,998       $29,896       $30,614       $29,776       $28,070       $28,677
Interest expense                                       7,705         6,987         8,890         9,322         8,383         8,173
Tax-equivalent net interest income                    23,293        22,909        21,724        20,454        19,687        20,504
  Tax-equivalent adjustment                            1,766         1,709         2,097         2,175         1,919         1,965
Provision for credit losses                              900           100             0             0             0             0
Noninterest income                                     9,053         7,840         7,628         7,452         8,279         7,590
Noninterest expenses                                  19,153        18,437        39,778        17,883        18,099        16,714
Income before income taxes                            10,527        10,503       (12,523)        7,848         7,948         9,415
Income tax expense                                     2,730         2,647        (6,779)        1,431         1,555         2,114
Net Income                                             7,797         7,856        (5,744)        6,417         6,393         7,301
==================================================================================================================================
FINANCIAL RATIOS:
Return on average assets                               1.36%         1.39%        -0.94%         1.03%         1.08%         1.26%
Return on average equity                              15.63%        16.20%       -11.45%        12.89%        13.07%        15.00%
Net interest margin                                    4.39%         4.39%         3.80%         3.54%         3.56%         3.81%
Efficiency ratio - GAAP based *                       62.63%        63.49%       145.95%        69.50%        69.49%        63.97%
Efficiency ratio - traditional *                      59.16%        58.38%        67.12%        62.65%        63.22%        58.24%
==================================================================================================================================
PER SHARE DATA:
Basic net income                                       $0.53         $0.54        ($0.40)        $0.44         $0.44         $0.51
Diluted net income                                     $0.53         $0.53        ($0.39)        $0.44         $0.43         $0.50
Dividends declared                                     $0.21         $0.20         $0.20         $0.20         $0.19         $0.19
Book value                                            $13.91        $13.57        $13.34        $13.92        $13.51        $13.76
Tangible book value                                   $12.72        $12.35        $12.16        $12.70        $12.26        $12.48
Average fully diluted shares                      14,719,742    14,760,551    14,720,013    14,673,756    14,726,117    14,725,261
==================================================================================================================================
NONINTEREST INCOME BREAKDOWN:
Securities gains (losses)                               $825           $15           $65          $138          $109          $228
Service charges on deposit accounts                    1,984         1,671         1,846         1,886         1,881         1,868
Gains on sales of mortgage loans                         889           731           772           714         1,028           769
Fees on sales of investment products                     640           445           702           475           666           629
Trust department income                                  944           872           801           813           984           754
Insurance agency commissions                           1,224         1,811         1,040           944         1,030         1,121
Income from bank owned life insurance                    559           555           560           556           557           574
Visa Check Fees                                          550           491           537           498           497           424
Other income                                           1,438         1,249         1,305         1,428         1,527         1,223
  Total                                                9,053         7,840         7,628         7,452         8,279         7,590
==================================================================================================================================
NONINTEREST EXPENSE BREAKDOWN:
Salaries and employee benefits                       $11,454       $11,289       $11,133       $10,295       $10,229        $9,877
Occupancy expense of premises                          1,964         1,924         1,925         1,861         1,815         1,628
Equipment expenses                                     1,294         1,322         1,534         1,380         1,324         1,190
Marketing                                                406           288           337           385           482           513
Outside data services                                    701           740           722           697           766           721

* The GAAP based efficiency ratio is noninterest expenses divided by net interest income plus noninterest income from the Consolidated Statements of Income. The traditional, non-GAAP efficiency ratio excludes intangible asset amortization from noninterest expenses; and securities gains from noninterest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Historical Trends in Quarterly Financial Data.

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS IN QUARTERLY FINANCIAL DATA

                                                            2005                                        2004
                                                ----------------------------  -----------------------------------------------------
(Dollars in thousands, except per share data)          Q2            Q1              Q4            Q3            Q2             Q1
-----------------------------------------------------------------------------------------------------------------------------------

NONINTEREST EXPENSE BREAKDOWN (CONTINUED):
Amortization of intangible assets                    $505          $496             491           486           487           $486
Goodwill impairment loss                                0             0           1,265             0             0             $0
Other expenses                                      2,829         2,378          22,371         2,779         2,996          2,299
  Total                                            19,153        18,437          39,778        17,883        18,099         16,714
==================================================================================================================================

BALANCE SHEETS AT QUARTER END:
Residential mortgage loans                       $393,961      $375,746        $371,924      $365,352      $343,176       $337,850
Residential construction loans                    136,733       139,964         137,880       126,338       113,382        103,292
Commercial mortgage loans                         390,306       395,528         386,911       372,790       329,894        322,754
Commercial construction loans                     119,006        94,708          88,974        62,436        55,563         52,162
Commercial loans and leases                       154,237       150,143         150,734       138,741       140,560        125,527
Consumer loans                                    323,537       312,725         309,102       299,826       284,771        260,644
  Total loans and leases                        1,517,780     1,468,814       1,445,525     1,365,483     1,267,346      1,202,229
  Less: allowance for credit losses               (15,673)      (14,738)        (14,654)      (14,792)      (14,743)       (14,875)
    Net loans and leases                        1,502,107     1,454,076       1,430,871     1,350,691     1,252,603      1,187,354
Goodwill                                            8,554         8,554           7,335         7,642         7,642          7,642
Other intangible assets, net                        8,865         9,370           9,866         9,987        10,473         10,959
Total assets                                    2,348,305     2,284,198       2,309,343     2,506,302     2,424,199      2,371,572
Total deposits                                  1,781,622     1,745,675       1,732,501     1,709,642     1,681,552      1,618,591
Total stockholders' equity                        203,294       198,709         195,083       201,737       196,090        199,615
==================================================================================================================================

QUARTERLY AVERAGE BALANCE SHEETS:
Residential mortgage loans                       $401,148      $384,504        $378,347      $362,170      $355,676       $346,545
Residential construction loans                    137,720       137,897         135,322       119,989       108,118         93,722
Commercial mortgage loans                         393,291       389,215         379,857       347,451       327,441        316,768
Commercial construction loans                     103,584        91,733          71,930        61,771        55,234         51,519
Commercial loans and leases                       151,766       149,783         139,165       137,321       134,627        127,327
Consumer loans                                    320,276       310,421         303,639       293,025       268,861        251,411
  Total loans and leases                        1,507,785     1,463,553       1,408,260     1,321,727     1,249,957      1,187,292
Securities                                        591,610       641,960         801,871       938,448       933,253        954,822
Total earning assets                            2,130,469     2,115,369       2,272,437     2,299,895     2,220,656      2,167,641
Total assets                                    2,307,888     2,286,209       2,441,129     2,466,535     2,384,929      2,329,107
Total interest-bearing liabilities              1,647,365     1,660,839       1,805,091     1,844,996     1,775,867      1,751,225
Noninterest-bearing demand deposits               440,945       415,824         419,723       405,647       392,387        360,341
Total deposits                                  1,751,192     1,723,667       1,727,800     1,684,328     1,634,340      1,561,666
Stockholders' equity                              200,047       196,659         199,626       198,030       196,719        195,730
==================================================================================================================================

CAPITAL AND CREDIT QUALITY MEASURES:
Average equity to average assets                    8.67%         8.60%           8.18%         8.03%         8.25%          8.40%
Credit loss allowance to loans and leases           1.03%         1.00%           1.01%         1.08%         1.16%          1.24%
Nonperforming assets to total assets                0.15%         0.10%           0.08%         0.09%         0.12%          0.14%
Annualized net (charge-offs) recoveries to
  average loans and leases                          0.01%         0.00%           0.04%         (0.01)%       0.04%          0.00%
==================================================================================================================================

MISCELLANEOUS DATA:
Net recoveries (charge-offs)                          $35          ($16)           $138          ($48)         $131             $5
Nonperforming assets:
  Non-accrual loans and leases                        661           672             746           848           674            802
  Loans and leases 90 days past due                 2,757         1,531           1,043         1,340         2,316          2,492
  Restructured loans and leases                         0             0               0             0             0              0
  Other real estate owned, net                          0            73               0             0             0             77
    Total nonperforming assets                      3,418         2,276           1,789         2,188         2,990          3,371


Certain reclassifications of information currently reported have been made to conform to current presentation.

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES
(Dollars in thousands and tax-equivalent)

                                                                           Three Months Ended June 30,
                                             ----------------------------------------------------------------------------------
                                                                  2005                                       2004
                                             --------------------------------------     ---------------------------------------
                                                 AVERAGE       ANNUALIZED   YIELD/          Average       Annualized   Yield/
                                                BALANCES        INTEREST     RATE           Balance        Interest     Rate
                                             ---------------- ------------- -------     ---------------- ------------- --------
ASSETS
Residential mortgage loans                          $401,148       $21,984    5.48 %           $355,676       $18,946     5.33 %
Residential construction loans                       137,720         8,602    6.25              108,118         4,886     4.52
Commercial mortgage loans                            393,291        25,587    6.51              327,441        20,900     6.38
Commercial construction loans                        103,584         7,129    6.88               55,234         3,151     5.70
Commercial loans and leases                          151,766        10,567    6.96              134,627         8,576     6.37
Consumer loans                                       320,276        16,852    5.26              268,861        11,952     4.45
                                             ---------------- -------------             ---------------- -------------
  Total loans and leases                           1,507,785        90,721    6.02            1,249,957        68,411     5.47
Securities                                           591,610        32,620    5.51              933,253        43,785     4.69
Interest-bearing deposits with banks                   2,996            86    2.87                  836            11     1.32
Federal funds sold                                    28,078           816    2.91               36,610           354     0.97
                                             ---------------- -------------             ---------------- -------------
TOTAL EARNING ASSETS                               2,130,469       124,243    5.83 %          2,220,656       112,561     5.07 %

Less:  allowance for credit losses                   (15,037)                                   (14,850)
Cash and due from banks                               46,358                                     42,294
Premises and equipment, net                           44,951                                     40,303
Other assets                                         101,147                                     96,526
                                             ----------------                           ----------------
      Total assets                                $2,307,888                                 $2,384,929
                                             ================                           ================

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing demand deposits                    $239,446          $640    0.27 %           $230,522          $696     0.30 %
Regular savings deposits                             216,242           726    0.34              209,220           777     0.37
Money market savings deposits                        375,803         5,748    1.53              368,837         2,051     0.56
Time deposits                                        478,756        12,359    2.58              433,374         8,521     1.97
                                             ---------------- -------------             ---------------- -------------
  Total interest-bearing deposits                  1,310,247        19,473    1.49            1,241,953        12,045     0.97
Borrowings                                           337,118        11,341    3.36              533,914        21,380     4.00
                                             ---------------- -------------             ---------------- -------------
TOTAL INTEREST-BEARING LIABILITIES                 1,647,365        30,814    1.87            1,775,867        33,425     1.88
                                                              -------------                              ------------- --------
  Net interest income and spread*                                  $93,429    3.96 %                          $79,136     3.19 %
                                                              ============= =======                      ============= ========

Noninterest-bearing demand deposits                  440,945                                    392,387
Other liabilities                                     19,531                                     19,956
Stockholder's equity                                 200,047                                    196,719
                                             ----------------                           ----------------
    Total liabilities and stockholders'
      equity                                      $2,307,888                                 $2,384,929
                                             ================                           ================

Interest income/earning assets                                                5.83 %                                      5.07 %
Interest expense/earning assets                                               1.45                                        1.51
                                                                            -------                                    --------
    Net interest margin                                                       4.39 %                                      3.56 %
                                                                            =======                                    ========


* Interest income includes the effects of annualized taxable-equivalent adjustments (reduced by the nondeductible portion of interest expense) using the appropriate marginal federal income tax rate of 35.00% and, where applicable, the marginal state income tax rate of 7.00% (or a combined marginal federal and state rate of 39.55%), to increase tax-exempt interest income to a taxable-equivalent basis. The annualized taxable-equivalent adjustment amounts utilized in the above table to compute yields aggregated to $7,083,000 for the three months ended June 30, 2005 and $7,718,000 for the three months ended June 30, 2004.

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES
(Dollars in thousands and tax-equivalent)


                                                                                 Six Months Ended June 30,
                                                   ----------------------------------------------------------------------------
                                                                   2005                                   2004
                                                   -------------------------------------   ------------------------------------
                                                      AVERAGE      ANNUALIZED   YIELD/        Average     Annualized   Yield/
                                                      BALANCES      INTEREST     RATE         Balance      Interest     Rate
                                                   -------------  -----------  ---------   ------------- ------------- --------
ASSETS
Residential mortgage loans                             $392,872      $21,450     5.46 %      $351,111       $18,865     5.37 %
Residential construction loans                          137,808        8,349     6.06         100,920         4,594     4.55
Commercial mortgage loans                               391,265       25,282     6.46         322,104        20,695     6.42
Commercial construction loans                            97,691        6,506     6.66          53,377         3,053     5.72
Commercial loans and leases                             150,780       10,279     6.82         130,977         8,347     6.37
Consumer loans                                          316,369       16,352     5.17         260,136        11,792     4.53
                                                   -------------  -----------            ------------- -------------
  Total loans and leases                              1,486,785       88,218     5.93       1,218,625        67,346     5.53
Securities                                              616,646       33,906     5.50         944,038        46,157     4.89
Interest-bearing deposits with banks                      1,917           52     2.71             918            10     1.09
Federal funds sold                                       18,606          515     2.77          30,568           294     0.96
                                                   -------------  -----------            ------------- -------------
TOTAL EARNING ASSETS                                  2,123,954      122,691     5.78 %     2,194,149       113,807     5.19 %

Less:  allowance for credit losses                      (14,852)                              (14,870)
Cash and due from banks                                  44,880                                40,937
Premises and equipment, net                              44,045                                39,501
Other assets                                            102,224                                97,619
                                                   -------------                         -------------
      Total assets                                   $2,300,251                            $2,357,336
                                                   =============                         =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing demand deposits                       $238,547         $619     0.26 %      $227,254          $655     0.29 %
Regular savings deposits                                221,716          727     0.33         202,253           719     0.36
Money market savings deposits                           375,643        5,071     1.35         371,988         2,018     0.54
Time deposits                                           473,146       11,819     2.50         420,101         8,119     1.93
                                                   -------------  -----------            ------------- -------------
  Total interest-bearing deposits                     1,309,052       18,236     1.39       1,221,596        11,511     0.94
Borrowings                                              345,013       11,285     3.27         541,907        21,471     3.96
                                                   -------------  -----------            ------------- -------------
TOTAL INTEREST-BEARING LIABILITIES                    1,654,065       29,521     1.78       1,763,503        32,982     1.87
                                                                  -----------                          -------------
  Net interest income and spread*                                    $93,170     3.99 %                     $80,825     3.32 %
                                                                  =========== ========                 ============= ========

Noninterest-bearing demand deposits                     428,454                               376,361
Other liabilities                                        19,352                                21,233
Stockholder's equity                                    198,380                               196,239
                                                   -------------                         -------------
    Total liabilities and stockholders' equity       $2,300,251                            $2,357,336
                                                   =============                         =============

Interest income/earning assets                                                     5.78 %                                 5.19 %
Interest expense/earning assets                                                    1.39                                   1.50
                                                                                --------                               --------
    Net interest margin                                                            4.39 %                                 3.68 %
                                                                                ========                               ========

* Interest income includes the effects of annualized taxable-equivalent adjustments (reduced by the nondeductible portion of interest expense) using the appropriate marginal federal income tax rate of 35.00% and, where applicable, the marginal state income tax rate of 7.00% (or a combined marginal federal and state rate of 39.55%), to increase tax-exempt interest income to a taxable-equivalent basis. The annualized taxable-equivalent adjustment amounts utilized in the above table to compute yields aggregated to $7,008,000 for the six months ended June 30, 2005 and $7,810,000 for the six months ended June 30, 2004.